UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Welbilt, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on April 28, 2017.

WELBILT, INC.	Meeting Information

	Meeting Type:	Annual Meeting
	For holders as of:	February 28, 2017

Date: April 28, 2017 Time: 1:00 PM, EDT

WELBILT, INC. (FORMERLY MANITOWOC FOODSERVICE, INC.) 2227 WELBILT BLVD. NEW PORT RICHEY, FL 34655	Location:	Welbilt, Inc. (formerly Manitowoc Foodservice, Inc.) 2227 Welbilt Blvd. New Port Richey, FL 34655

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K STOCKHOLDER LETTER

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. You may contact Investor Relations at 1-727-853-3079 to obtain directions to the meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends a vote FOR the nominees listed:

1.	The election of seven directors for a one-year term expiring at the 2018 annual meeting or until their respective successors are duly elected and qualified;

Nominees:
01) Dino J. Bianco	05) Andrew Langham

02) Joan K. Chow	06) Hubertus M. Muehlhaeuser
03) Thomas D. Davis	07) Brian R. Gamache
04) Cynthia M. Egnotovich

The Board of Directors recommends a vote FOR proposals 2 and 3.

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	An advisory vote to approve the compensation of the Company’s named executive officers;

The Board of Directors recommends a vote for a 1 YEAR period for proposal 4.

4.	An advisory vote on the frequency of the advisory vote on executive compensation;

The Board of Directors recommends a vote FOR proposal 5.

5.	The approval of the material terms of the performance goals under Welbilt, Inc.’s 2016 Omnibus Incentive Plan; and

NOTE: Such other business as may properly come before the annual meeting.

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